Exhibit 10.22

Execution Copy

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of July 26, 2017 is by and among KAPSTONE KRAFT PAPER CORPORATION, a Delaware corporation (the “Borrower”), KAPSTONE PAPER AND PACKAGING CORPORATION, a Delaware corporation (the “Parent”), certain subsidiaries of the Parent identified on the signature pages hereto as Guarantors, the Lenders and Voting Participants identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the other Guarantors party thereto, the Lenders party thereto, and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of June 1, 2015 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders and Voting Participants agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders and Voting Participants are willing to agree to certain amendments to the Credit Agreement subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.                                      Amendments.  Subject to the other terms and conditions of this Agreement (including the conditions precedent set forth in Section 3 hereof), the Credit Agreement is hereby amended as follows:

(a)                                 In the definition of “EBITDA” in Section 1.01 of the Credit Agreement, clause (h) is hereby amended and restated in its entirety to read as follows:

“(h) “cold mill” maintenance outage costs in an aggregate amount of (i) up to $8,000,000 for the period from the Closing Date through December 31, 2015, (ii) up to $8,000,000 for the period from January 1, 2016 through the termination of this Agreement (it being understood that such add-back shall only be permitted in connection with one such outage for each of the foregoing clauses (i) and (ii) during the term of this Agreement) and (iii) solely in connection with the project to repair and restore recovery boiler #9 at the KapStone Charleston Kraft LLC mill located in North Charleston, South Carolina, up to $18,000,000 for Fiscal Year 2018, but, with respect to each of the foregoing clauses (i) — (iii), only to the extent that the aggregate amount of such costs for such period is equal to or exceeds the actual expense allocable to such outage during such period, with the net add-back amount not to be less than $0,”

(b)                                 The table in Section 7.14(a) of the Credit Agreement is hereby amended to read as follows:

Calendar Year	March 31	June 30	September 30	December 31
2016	4.50:1.00	4.50:1.00	4.50:1.00	4.50:1.00
2017	4.50:1.00	4.50:1.00	4.50:1.00	4.50:1.00
2018	4.25:1.00	4.00:1.00	3.75:1.00	3.75:1.00
Thereafter	3.75:1.00	3.75:1.00	3.75:1.00	3.75:1.00

3.                                      Conditions Precedent to Effectiveness.  This Agreement shall become effective as of the date hereof upon the satisfaction of the following conditions:

(a)                                 Execution of Counterparts of Agreement.  Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Parent, the other Guarantors, the Administrative Agent and the Required Lenders; and

(b)                                 Fees and Expenses.  The payment by the Borrower to (i) the Administrative Agent, for the account of each Lender and Voting Participant that signs this Agreement prior to Tuesday, July 25 at 5:00 p.m. Eastern time, an amendment fee equal to 5 basis points on the aggregate amount of such Lender’s Term Loans and Revolving Credit Commitment as of the closing date of this Agreement and (ii) the Administrative Agent (or one of its Affiliates) of all reasonable out of pocket costs and expenses of the Administrative Agent for which invoices have been received by the Borrower at least one (1) Business Day prior to the date hereof in connection with the preparation, execution and delivery of this Agreement (including, without limitation, to the extent the Borrower has received an invoice therefor at least one (1) Business Day prior to the date hereof, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent).

4.                                      Representations and Warranties.  Each Loan Party hereby represents and warrants that (a) it is duly authorized to execute and deliver, and perform its obligations under, this Agreement; (b) the execution, delivery and performance by it of this Agreement do not and will not (i) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (ii) conflict with (A) any provision of Law, (B) the charter, by-laws or other organizational documents of any Loan Party or (C) any agreement, indenture, instrument or other document material to the business of any Loan Party, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties; (c) the representations and warranties contained in Article V of the Credit Agreement and in any other Loan Document are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) on and as of the date hereof as though made on and as of such date, except for those which expressly relate to an earlier date, in which case they are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) as of such date; and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Agreement, or will occur as a result of the transactions contemplated hereby.

5.                                      No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as modified by this Agreement.  This Agreement shall constitute a “Loan Document” under, and as defined in, the Credit Agreement.  Except as herein specifically agreed, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect

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according to their terms.  This Agreement shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Credit Agreement and other Loan Documents in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement or other Loan Documents, or (iv) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.                                      Expenses.  The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

7.                                      Acknowledgment of Guarantors.  The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.

8.                                      Affirmation of Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement) and agrees that this Agreement shall in no manner adversely affect or impair such liens and security interests.

9.                                      Counterparts; Facsimile/Email.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Agreement by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

10.                               Governing Law.  This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York but otherwise without regard to the conflict of law principles thereof).

11.                               Entirety. This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	KAPSTONE KRAFT PAPER CORPORATION,
a Delaware corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Vice President and CFO

GUARANTORS:	KAPSTONE PAPER AND PACKAGING CORPORATION,
a Delaware corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Executive Vice President and CFO

KAPSTONE CHARLESTON KRAFT LLC,
a Delaware limited liability company

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Vice President and CFO

KAPSTONE CONTAINER CORPORATION,
a Georgia corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Vice President and CFO

LONGVIEW FIBRE PAPER AND PACKAGING, INC.,
a Washington corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	CFO

VICTORY PACKAGING, L.P.,
a Texas limited partnership

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

VICTORY PACKAGING MAQUILLA DORA LLC,
a Texas limited liability company

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Vice President

ORANGE BOXER INVESTMENTS, LLC,
a Delaware limited liability company

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Treasurer

ORANGE BOXER OPERATIONS, LLC,
a Delaware limited liability company

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Treasurer

CENTRAL FLORIDA BOX, LLC, a Delaware limited liability company

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Vice President and CFO

CONPACK INVESTMENTS, LLC, a Delaware limited liability company

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Vice President and CFO

ADMINISTRATIVE	BANK OF AMERICA, N.A.,
AGENT:	as Administrative Agent

	By:	/s/ Kyle D Harding
	Name:	Kyle D Harding
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Carlos Morales
	Name:	Carlos Morales
	Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

COMPEER FINANCIAL, PCA (successor by merger to 1st Farm Credit Services, PCA), as a Lender

By:	/s/ Corey J. Waldinger
Name:	Corey J. Waldinger
Title:	Director, Capital Markets

AGCHOICE FARM CREDIT, ACA,
as a Lender

By:	/s/ Joshua L. Larock
Name:	Joshua L. Larock
Title:	Vice President

AGFIRST FARM CREDIT BANK,
as a Lender

By:	/s/ Matt Jeffords
Name:	Matt Jeffords
Title:	Vice President

COMPEER FINANCIAL, PCA (successor by merger to AgStar Financial Services, PCA), as a Lender

By:	/s/ Corey J. Waldinger
Name:	Corey J. Waldinger
Title:	Director, Capital Markets

AMERICAN AGCREDIT, PCA,
as a Lender

By:	/s/ Michael J. Balok
Name:	Michael J. Balok
Title:	Vice President

AMERICAN SAVINGS BANK, F.S.B.,
as a Lender

By:	/s/ Kyle J. Shelly
Name:	Kyle J. Shelly
Title:	First Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANKPLUS,
as a Lender

By:	/s/ Jay Bourne
Name:	Jay Bourne
Title:	SVP

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Michael A. Hong
Name:	Michael A. Hong
Title:	Assistant Vice President

CITIZENS BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas Lass
Name:	Thomas Lass
Title:	Senior Vice President

COBANK, ACB,
as a Lender

By:	/s/ Patrick Keleher
Name:	Patrick Keleher
Title:	Vice President

COMPASS BANK,
as a Lender

By:	/s/ Michael Song
Name:	Michael Song
Title:	Senior Vice President

COÖPERATIEVE RABOBANK U.A., NEW YOR.K BRANCH, (formerly known as COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH),
as a Lender

By:	/s/ Peter Glawe
Name:	Peter Glawe
Title:	Executive Director

By:	/s/ Peter Duncan
Name:	Peter Duncan
Title:	Managing Director

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT BANK OF TEXAS,
as a Lender

By:	/s/ Chris M. Levine
Name:	Chris M. Levine
Title:	Vice President

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By:	/s/ Bruce Dean
Name:	Bruce Dean
Title:	Vice President

FIFTH THIRD BANK,
as a Lender

By:	/s/ Neil G. Mesch
Name:	Neil G. Mesch
Title:	SVP

FIRST TENNESSEE BANK NATIONAL ASSOCATION,
as a Lender

By:	/s/ Elizabeth C Brasher
Name:	Elizabeth C Brasher
Title:	Senior Vice President

FIRST MIDWEST BANK,
as a Lender

By:	/s/ Morgan A. Lyons
Name:	Morgan A. Lyons
Title:	Senior Vice President

FIRST NATIONAL BANK OF OMAHA,
as a Lender

By:	/s/ Nathan Johns
Name:	Nathan Johns
Title:	Vice President

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Brittany Mondane
Name:	Brittany Mondane
Title:	Second Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE HUNTINGTON NATIONAL BANK,
as a Lender, both for itself and as successor-in-interest to
FIRSTMERIT BANK, N.A.

By:	/s/ Mark Zobel
Name:	Mark Zobel
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Michael Kelly
Name:	Michael Kelly
Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION
as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

SUNTRUST BANK,
as a Lender

By:	/s/ Lisa Garling
Name:	Lisa Garling
Title:	Director

TD BANK, N.A.,
as a Lender

By:	/s/ Michele Dragonetti
Name:	Michele Dragonetti
Title:	Senior Vice President

THE PRIVATEBANK & TRUST CO.,
as a Lender

By:	/s/ Christopher M. Trimbach
Name:	Christopher M. Trimbach
Title:	Associate Managing Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mary Ann Klemm
Name:	Mary Ann Klemm
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andrew Payne
Name:	Andrew Payne
Title:	Director

FIRST BANK OF HIGHLAND PARK,
as a Lender

By:	/s/ Sara DeKuiper
Name:	Sara DeKuiper
Title:	Senior Vice President

AGRIBANK, FCB,
as a Voting Participant

By:	/s/ Jeff Hanson
Name:	Jeff Hanson
Title:	VP Lending

COMPEER FINANCIAL, FLCA (successor by merger to Badgerland Financial, FLCA), as a Voting Participant

By:	/s/ Corey J. Waldinger
Name:	Corey J. Waldinger
Title:	Director, Capital Markets

CAPITAL FARM CREDIT,
as a Voting Participant

By:	/s/ Joseph R Slagle
Name:	Joseph R Slagle
Title:	SVP — Capital Markets

FARM CREDIT MID-AMERICA, FLCA,
as a Voting Participant

By:	/s/ Tabatha Hamilton
Name:	Tabatha Hamilton
Title:	Vice President Capital Markets

FARM CREDIT OF CENTRAL FLORIDA, ACA,
as a Voting Participant

By:	/s/ D. Scott Fontenot
Name:	D. Scott Fontenot
Title:	Chief Operating Officer

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT WEST, FLCA,
as a Voting Participant

By:	/s/ Ben Madonna
Name:	Ben Madonna
Title:	Vice President

FIRST SOUTH FARM CREDIT, ACA,
as a Voting Participant

By:	/s/ John W. Hurt
Name:	John W. Hurt
Title:	Vice President

MIDATLANTIC FARM CREDIT, ACA agent/nominee for its wholly owned subsidiary, MidAtlantic Farm Credit, FLCA, as a Voting Participant

By:	/s/ James F. Jones, Jr.
Name:	James F. Jones, Jr.
Title:	Vice-President

FCS COMMERCIAL FINANCE GROUP, FOR AGCOUNTRY FARM CREDIT SERVICES, FLCA,
as a Voting Participant

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President

NORTHWEST FARM CREDIT SERVICES, FLCA,
as a Voting Participant

By:	/s/ Jeremy A. Roewe
Name:	Jeremy A. Roewe
Title:	Vice President

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA,
as a Voting Participant

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	SVP of Capital Markets

LONE STAR AG CREDIT,
as a Voting Participant

By:	/s/ Brad Fjestad
Name:	Brad Fjestad
Title:	VP Commercial Credit

FARM CREDIT EAST, ACA,
as a Voting Participant

By:	/s/ Eric W. Pohlman
Name:	Eric W. Pohlman
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT